UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2018

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Yield Fund for the twelve-month reporting period ended May 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 29, 2018

II	Western Asset High Yield Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended May 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 3.1% and 3.2% during the second and third quarters of 2017, respectively. GDP growth then moderated to 2.9% for the fourth quarter of the year. Finally, the U.S. Department of Commerce’s final reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.0%. More modest GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), exports, state and local government spending, and federal government spending and a downturn in residential fixed investment. These movements were partly offset by a smaller decrease in private inventory investment and a larger increase in nonresidential fixed investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on May 31, 2018, the unemployment rate was 3.8%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since April 2000. The percentage of longer-term unemployed declined during the reporting period. In May 2018, 19.4% of Americans looking for a job had been out of work for more than six months, versus 24.3% when the period began.

The Federal Reserve Board (the “Fed”)ii raised interest rates, as represented by the federal funds rateiii, three times during the reporting period. The first occurrence took place on June 14, 2017, as the Fed raised rates to a range between 1.00% and 1.25%. During its meeting that concluded on September 20, 2017, the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. Finally, at its meeting that concluded on June 13, 2018 — after the reporting period ended — the Fed raised the federal funds rate to a range between 1.75% and 2.00%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 29, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset High Yield Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset High Yield Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with prudent investment management. Under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed-income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or securities we determined to be of comparable quality. The Fund considers securities that are rated below the Baa or BBB categories to be rated below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities”.

In deciding among the securities in which the Fund may invest, we take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the Fund’s effective durationi and prevailing and anticipated market conditions. The Fund is permitted to invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bond and interest rate futures, futures, swaps, foreign currency futures, forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving futures contracts, options on futures contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

At Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market generated weak results over the twelve-month reporting period ended May 31, 2018. The spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including three interest rate hikes by the Federal Reserve

Western Asset High Yield Fund 2018 Annual Report	1

Fund overview (cont’d)

Board (the “Fed”)ii, mixed outlooks for inflation, the signing of the U.S. tax reform bill and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the reporting period. The two-year Treasury note began the reporting period at 1.28% — equaling its low for the reporting period — and ended the period at 2.40%. The high for the period of 2.59% occurred on May 22, 2018. The ten-year Treasury began the reporting period at 2.21% and ended the period at 2.83%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 3.11% took place on May 17, 2018.

The lower-rated credit market generated positive results during the twelve months ended May 31, 2018. The market was supported by corporate profits that often exceeded expectations and overall solid investor demand. As is often the case in a rising interest rate environment, the credit market outperformed equal-durationiii Treasuries. This occurred as the global economy continued to expand, resulting in better earnings results and low defaults.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv, returned -0.37% for the reporting period. Comparatively, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 2.35%. During this period, as measured by this high yield index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, returning 5.06% and 2.41%, respectively. Elsewhere, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, returned -1.71% for the twelve months ended May 31, 2018.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by decreasing its allocation to lower rated CCC securities, moving from an overweight to an underweight position. Meanwhile, we increased the Fund’s opportunistic exposure to investment-grade credit, primarily by adding to BBB-rated securities. We also increased the Fund’s exposure to “rising star” issuers that our credit team believed had a chance of being upgraded to investment-grade. Our strategy to reduce the Fund’s exposure to lower quality bonds was not driven by a concern that the current credit cycle was turning negative, but rather that valuations had compressed to the point where, in our view, maintaining an elevated level of risk was unwarranted. From a sector perspective, we increased the Fund’s allocation to higher quality banks. We reduced the Fund’s overall exposure to the Consumer Non-Cyclicals1 sector. Within the sector, we pared the Fund’s allocation to the food & beverage industry, while adding to the Fund’s pharmaceuticals position. Elsewhere, we reduced the Fund’s exposure to the Consumer Cyclicals2 sector, largely by paring its position in retail.

The Fund employed U.S. Treasury futures to manage the duration positioning of the Fund. All told, these derivatives detracted

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

[2]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

2	Western Asset High Yield Fund 2018 Annual Report

from performance during the reporting period due to a net long position as rates rose. Credit default swaps, which were used to manage the Fund’s exposure to short-term technical repricing in the high-yield market, slightly detracted from performance. Currency forwards, which were utilized to hedge the Fund’s currency exposures, did not significantly impact performance. Finally, equity swaps were used to hedge the Fund’s equity exposure. They were largely neutral for performance over the reporting period.

Performance review

For the twelve months ended May 31, 2018, Class I shares of Western Asset High Yield Fund returned 3.53%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 2.35% for the same period. The Lipper High Yield Funds Category Average1 returned 1.75% over the same time frame.

Performance Snapshot as of May 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset High Yield Fund[2]:
Class A	0.90%	3.27%
Class A2	0.80%	3.30%
Class C	0.39%	2.48%
Class R	0.63%	2.95%
Class I	0.90%	3.53%
Class IS	0.98%	3.65%
Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	0.06%	2.35%
Lipper High Yield Funds Category Average[1]	-0.27%	1.75%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2018 for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 4.85%, 4.90%, 4.27%, 4.83%, 5.39% and 5.48%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class R and Class IS shares would have been 4.53% and 5.44%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 691 funds for the six-month period and among the 668 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[2]

Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

Western Asset High Yield Fund 2018 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 1.00%, 0.97%, 1.73%, 1.46%, 0.71% and 0.66%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class A shares, 1.25% for Class A2 shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for Class R and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In particular, the Fund’s overweight positions in Valeant Pharmaceuticals International, Inc., Berry Petroleum Co., Sanchez Energy Corp., Bossier Casinos Venture Holdco Inc. and BioScrip Inc. were the most additive for results. Valeant Pharmaceuticals International, Inc. benefited from improved operating results, successful asset sales to pay down debt and well-timed capital markets transactions to address near-term maturities. The company is now reinvesting back into the business to support earnings growth and further deleveraging. Berry Petroleum Co. and Sanchez Energy Corp. performed well against a backdrop of rising oil prices. Bossier Casinos Venture Holdco Inc.’s fundamentals have strengthened thus far in 2018, as it reported increased earnings. BioScrip Inc. is under new leadership and the company reached a number of key milestones with their operational turnaround strategy (i.e. cost saving initiatives, payor pricing improvement, shift in mix towards core therapies, etc.).

The Fund’s opportunistic allocations to Collateralized Loan Obligations and Bank Loans were additive to returns as they outperformed the benchmark. Elsewhere, an overweight to the Energy sector contributed to results. Finally, having an underweight to securities rated BB was beneficial to results, as they lagged the benchmark.

4	Western Asset High Yield Fund 2018 Annual Report

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was an overweight duration positioning. As interest rates moved higher across the yield curvevii, this long duration stance detracted from results. The Fund’s long duration strategy was one among many we employed during the reporting period in constructing a well-diversified portfolio.

The Fund’s quality biases were negative for returns. In particular, an underweight to securities rated CCC and an opportunistic allocation to investment-grade corporate bonds were headwinds for results as lower quality bonds outperformed their higher quality counterparts during the reporting period.

From a sector positioning perspective, an overweight to the Consumer Cyclicals sector detracted from results as it lagged the benchmark. An underweight to the outperforming Financials sector was also a headwind for returns.

A number of individual holdings were also negative for performance, including Dish DBS Corp. (Dish Network Corp.) and PetSmart, Inc. Satellite television service provider Dish DBC Corp. bonds moved lower after the company posted weaker than anticipated fundamental results and chose not to provide sufficient detail to investors on its longer-term plans for some of its valuable spectrum assets. Pet servicer and retailer PetSmart, Inc. is in the process of transforming its business after the acquisition of online pet retailer Chewy.com and is experiencing higher customer acquisition costs to grow its online presence. While leverage remains high, the company maintains adequate liquidity. Elsewhere, an opportunistic allocation to Argentinean high-yield bonds was a headwind for returns. A crisis of confidence around Argentina’s economic policymaking and mixed signals by the country’s central bank precipitated a sustained depreciation of the peso. The decline of the peso and a generally weakened economic backdrop in Argentina impacted the valuations of both local and U.S. dollar-denominated debt.

Thank you for your investment in Western Asset High Yield Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 19, 2018

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The risks of high yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more

Western Asset High Yield Fund 2018 Annual Report	5

Fund overview (cont’d)

complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 34 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2018 were: Consumer Discretionary (20.5%), Energy (17.3%), Health Care (9.2%), Industrials (8.6%) and Materials (8.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset High Yield Fund 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2018 and May 31, 2017 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Yield Fund 2018 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2017 and held for the six months ended May 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.90%	$1,000.00	$1,009.00	0.99%	$4.96	Class A	5.00%	$1,000.00	$1,020.00	0.99%	$4.99
Class A2	0.80	1,000.00	1,008.00	0.96	4.81	Class A2	5.00	1,000.00	1,020.14	0.96	4.84
Class C	0.39	1,000.00	1,003.90	1.74	8.69	Class C	5.00	1,000.00	1,016.26	1.74	8.75
Class R	0.63	1,000.00	1,006.30	1.30	6.50	Class R	5.00	1,000.00	1,018.45	1.30	6.54
Class I	0.90	1,000.00	1,009.00	0.72	3.61	Class I	5.00	1,000.00	1,021.34	0.72	3.63
Class IS	0.98	1,000.00	1,009.80	0.65	3.26	Class IS	5.00	1,000.00	1,021.69	0.65	3.28

8	Western Asset High Yield Fund 2018 Annual Report

[1]	For the six months ended May 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset High Yield Fund 2018 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class A2†	Class C†	Class R†	Class I†	Class IS†
Twelve Months Ended 5/31/18	3.27%	3.30%	2.48%	2.95%	3.53%	3.65%
Five Years Ended 5/31/18	3.14	N/A	2.38	2.88	3.46	3.53
Ten Years Ended 5/31/18	N/A	N/A	N/A	N/A	6.53	N/A
Inception* through 5/31/18	5.06	2.55	4.14	4.62	—	7.26

With sales charges[2]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/18	-1.11%	-1.08%	1.50%	2.95%	3.53%	3.65%
Five Years Ended 5/31/18	2.24	N/A	2.38	2.88	3.46	3.53
Ten Years Ended 5/31/18	N/A	N/A	N/A	N/A	6.53	N/A
Inception* through 5/31/18	4.32	1.40	4.14	4.62	—	7.26

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/18)	35.03%
Class A2 (Inception date of 8/1/14 through 5/31/18)	10.12
Class C (Inception date of 4/30/12 through 5/31/18)	27.98
Class R (Inception date of 4/30/12 through 5/31/18)	31.67
Class I (5/31/08 through 5/31/18)	88.20
Class IS (Inception date of 8/4/08 through 5/31/18)	99.11

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, R, I and IS shares are April 30, 2012, August 1, 2014, April 30, 2012, April 30, 2012, September 28, 2001 and August 4, 2008, respectively.

†	Effective June 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

10	Western Asset High Yield Fund 2018 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset High Yield Fund vs. Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index† — May 2008 - May 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset High Yield Fund on May 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset High Yield Fund 2018 Annual Report	11

Spread duration (unaudited)

Economic exposure — May 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA High Yield	— Western Asset High Yield Fund

12	Western Asset High Yield Fund 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2018 Annual Report	13

Schedule of investments

May 31, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 78.7%
Consumer Discretionary — 18.2%
Auto Components — 0.9%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	570,000	$522,975	(a)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	360,000	344,700	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	330,000	327,525	(a)(b)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	230,000	216,775	(a)(b)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	267,000	271,667	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	440,000	443,982	(a)
Total Auto Components				2,127,624
Diversified Consumer Services — 1.5%
Carriage Services Inc., Senior Bonds	6.625%	6/1/26	630,000	638,663	(a)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	984,000	1,043,532	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	390,000	394,875
Service Corp. International, Senior Notes	7.500%	4/1/27	147,000	165,191
Service Corp. International, Senior Notes	4.625%	12/15/27	520,000	497,125
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	470,000	445,038	(a)
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	470,000	513,475	(a)
Total Diversified Consumer Services				3,697,899
Hotels, Restaurants & Leisure — 6.0%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	300,000	285,750	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	380,000	380,456	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	250,000	237,500	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	1,301,157	1,301,157	(a)(b)(c)(d)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	270,000	282,150	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	460,000	454,250	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,015,000	1,061,944
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	560,000	567,700	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	1,455,000	146	*(a)(e)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	930,000	925,104
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.750%	6/1/28	830,000	837,262
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	740,000	773,300	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	120,000	116,100

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2018 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	530,000	$508,800
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	400,000	411,750	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	750,000	823,125
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	694,000	695,735	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	1,990,000	2,141,757
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	380,000	367,650	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	692,000	724,870	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	610,000	602,375
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	280,000	267,750	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,250,000	1,171,875	(a)
Total Hotels, Restaurants & Leisure				14,938,506
Household Durables — 1.7%
Century Communities Inc., Senior Notes	5.875%	7/15/25	1,090,000	1,032,775
Lennar Corp., Senior Notes	4.500%	4/30/24	310,000	301,475
Lennar Corp., Senior Notes	4.750%	11/29/27	770,000	721,875	(a)
TopBuild Corp., Senior Notes	5.625%	5/1/26	730,000	720,875	(a)
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.625%	8/15/25	740,000	708,550	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	60,000	61,500
William Lyon Homes Inc., Senior Notes	6.000%	9/1/23	400,000	401,500	(a)
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	430,000	409,984
Total Household Durables				4,358,534
Internet & Direct Marketing Retail — 0.2%
Netflix Inc., Senior Bonds	5.875%	2/15/25	507,000	522,895
Media — 6.4%
Altice France SA, Senior Secured Bonds	6.250%	5/15/24	480,000	467,400	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	2,960,000	2,889,700	(a)
Altice Luxembourg SA, Senior Secured Notes	7.750%	5/15/22	660,000	636,075	(a)
AMC Entertainment Holdings Inc., Senior Subordinated Notes	6.125%	5/15/27	440,000	426,580
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	580,000	598,850	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	500,000	498,125	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	190,000	186,618	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	930,000	873,037	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	390,000	362,700	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,360,000	1,388,597
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	430,000	459,058

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	15

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,880,000	$2,403,936
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,380,000	1,197,150
EW Scripps Co., Senior Notes	5.125%	5/15/25	430,000	407,963	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	480,000	486,000	(a)
Time Warner Cable LLC, Debentures	7.300%	7/1/38	440,000	514,036
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	610,000	563,274	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	570,000	522,975	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	300,000	290,625	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	670,000	637,338	(a)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	310,000	296,732	(a)
Total Media				16,106,769
Specialty Retail — 0.9%
Hertz Corp., Senior Notes	5.875%	10/15/20	860,000	832,222
L Brands Inc., Senior Notes	5.250%	2/1/28	310,000	283,263
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	530,000	500,850
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	570,000	553,612	(a)
Total Specialty Retail				2,169,947
Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	200,000	196,250	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	510,000	494,700	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	850,000	860,625
Total Textiles, Apparel & Luxury Goods				1,551,575
Total Consumer Discretionary				45,473,749
Consumer Staples — 1.7%
Beverages — 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	580,000	582,233	(a)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	530,000	523,375	(a)
Total Beverages				1,105,608
Food & Staples Retailing — 0.2%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	530,000	469,050	(a)
Food Products — 0.5%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	100,000	98,750	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,050,000	1,043,437	(a)
Total Food Products				1,142,187
Household Products — 0.4%
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	370,000	346,875
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	330,000	336,187

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2018 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — continued
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	350,000	$348,250
Total Household Products				1,031,312
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	290,000	270,063
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	320,000	330,400	(a)
Total Tobacco				600,463
Total Consumer Staples				4,348,620
Energy — 13.7%
Energy Equipment & Services — 1.5%
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	919,125	(a)
Precision Drilling Corp., Senior Notes	7.125%	1/15/26	640,000	654,400	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	320,000	284,000
Transocean Inc., Senior Notes	9.000%	7/15/23	300,000	324,375	(a)
Transocean Inc., Senior Notes	7.500%	1/15/26	170,000	172,763	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	400,000	339,000
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	960,000	919,200	(a)
Total Energy Equipment & Services				3,612,863
Oil, Gas & Consumable Fuels — 12.2%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	590,000	606,962
Berry Petroleum Co. Escrow	—	—	1,520,000	0	*(c)(d)(f)
Berry Petroleum Co. Escrow	—	—	1,580,000	0	*(c)(d)(f)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	790,000	807,949	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	560,000	599,200
Centennial Resource Production LLC, Senior Notes	5.375%	1/15/26	360,000	355,500	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	740,000	775,150
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	150,000	148,500
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	1,070,000	1,011,150
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	240,000	239,100
Continental Resources Inc., Senior Notes	4.500%	4/15/23	140,000	142,986
Continental Resources Inc., Senior Notes	4.900%	6/1/44	320,000	317,667
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	780,000	776,100	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	610,000	654,225	(a)
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	290,000	280,938
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	610,000	604,662	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	128,000	135,744
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	450,000	442,125	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	17

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	290,000	$286,013	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	9.375%	5/1/24	540,000	426,762	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	580,000	421,950	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,210,000	774,400
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	480,000	505,200	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	740,000	709,475	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	430,000	405,275
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	370,000	362,600
Gulfport Energy Corp., Senior Notes	6.375%	5/15/25	610,000	587,881
Magnum Hunter Resources Corp. Escrow	—	—	2,560,000	0	*(c)(d)(f)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	560,000	508,200	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,580,000	1,433,850	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	500,000	496,250
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,140,000	1,167,075
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	350,000	341,128	(a)
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	380,000	380,950	(a)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	380,000	448,400	(a)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	691,000	703,092
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	320,000	319,600	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	820,000	834,227
QEP Resources Inc., Senior Notes	6.875%	3/1/21	36,000	38,340
QEP Resources Inc., Senior Notes	5.250%	5/1/23	510,000	501,713
QEP Resources Inc., Senior Notes	5.625%	3/1/26	550,000	527,312
Range Resources Corp., Senior Notes	5.000%	3/15/23	480,000	468,000
Range Resources Corp., Senior Notes	4.875%	5/15/25	260,000	245,700
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	570,000	682,575	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	880,000	1,016,400	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	940,000	881,250
RSP Permian Inc., Senior Notes	6.625%	10/1/22	1,030,000	1,076,350
RSP Permian Inc., Senior Notes	5.250%	1/15/25	410,000	422,813
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	560,000	573,300	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	160,000	156,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	490,000	467,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	680,000	684,039	(a)

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2018 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	490,000		$498,575	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	830,000		1,003,686
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	380,000		383,325
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	300,000		391,500
WPX Energy Inc., Senior Notes	6.000%	1/15/22	170,000		179,350
WPX Energy Inc., Senior Notes	8.250%	8/1/23	770,000		877,800
WPX Energy Inc., Subordinated Senior Notes	5.750%	6/1/26	500,000		499,680
Total Oil, Gas & Consumable Fuels					30,586,744
Total Energy					34,199,607
Financials — 7.2%
Banks — 2.4%
Bank of America Corp., Junior Subordinated (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	350,000		346,500	(g)(h)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	560,000		537,482	(g)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	360,000		391,275
Barclays PLC, Junior Bonds (8.000% to 12/15/20 then EUR 5 year Swap Annual + 6.750%)	8.000%	12/15/20	520,000	EUR	679,323	(g)(h)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	340,000		357,000	(a)(g)(h)
CIT Group Inc., Senior Notes	5.250%	3/7/25	140,000		142,450
CIT Group Inc., Subordinated Notes	6.125%	3/9/28	430,000		440,750
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	500,000		545,350	(a)(g)(h)
HSBC Holdings PLC, Subordinated Bonds (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	740,000		734,450	(g)(h)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	690,000		629,950	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	200,000		183,861	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	530,000		574,891	(g)(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	450,000		511,979
Total Banks					6,075,261
Capital Markets — 0.2%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	540,000		566,968
Consumer Finance — 1.4%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000		518,150
FirstCash Inc., Senior Notes	5.375%	6/1/24	540,000		544,050	(a)
Navient Corp., Senior Notes	6.500%	6/15/22	190,000		196,412
Navient Corp., Senior Notes	5.875%	10/25/24	770,000		762,531

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	19

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
Navient Corp., Senior Notes	6.750%	6/25/25	1,350,000	$1,376,595
Total Consumer Finance				3,397,738
Diversified Financial Services — 2.0%
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	610,000	526,698	(a)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	484,000	463,430	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	1,040,000	982,800	(a)
Lions Gate Capital Holdings LLC	5.875%	11/1/24	1,030,000	1,035,150	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	300,000	297,000	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	260,000	248,300	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,320,000	1,298,550	(a)
Total Diversified Financial Services				4,851,928
Insurance — 0.6%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	740,000	734,450	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	570,000	575,700
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	320,000	269,600
Total Insurance				1,579,750
Thrifts & Mortgage Finance — 0.6%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	250,000	245,175	(a)
Quicken Loans Inc., Senior Notes	5.250%	1/15/28	1,260,000	1,157,625	(a)
Radian Group Inc., Senior Notes	4.500%	10/1/24	190,000	181,688
Total Thrifts & Mortgage Finance				1,584,488
Total Financials				18,056,133
Health Care — 8.3%
Biotechnology — 0.3%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	830,000	837,055	(a)
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	320,000	312,800
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	700,000	707,875	(a)
Immucor Inc., Senior Notes	11.125%	2/15/22	300,000	309,000	(a)
Total Health Care Equipment & Supplies				1,329,675
Health Care Providers & Services — 4.8%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	270,000	255,825	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	662,000	691,790	(c)(i)
BioScrip Inc., Senior Notes	8.875%	2/15/21	590,000	569,350
Centene Corp., Senior Notes	6.125%	2/15/24	170,000	179,138
Centene Corp., Senior Notes	4.750%	1/15/25	740,000	737,225
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	850,000	796,875

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2018 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
DaVita Inc., Senior Notes	5.000%	5/1/25	280,000	$266,084
HCA Inc., Debentures	7.500%	11/15/95	100,000	98,750
HCA Inc., Notes	7.690%	6/15/25	1,035,000	1,133,325
HCA Inc., Notes	7.500%	11/6/33	250,000	271,250
HCA Inc., Senior Bonds	5.375%	2/1/25	280,000	275,800
HCA Inc., Senior Notes	7.500%	2/15/22	270,000	295,650
HCA Inc., Senior Secured Bonds	4.500%	2/15/27	210,000	199,500
HCA Inc., Senior Secured Notes	5.500%	6/15/47	1,580,000	1,477,300
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	530,000	534,107	(a)
MPH Acquisition Holdings LLC, Senior Notes	7.125%	6/1/24	480,000	499,200	(a)
NVA Holdings Inc., Senior Notes	6.875%	4/1/26	950,000	938,410	(a)
Polaris Intermediate Corp., Senior Notes (8.500% PIK)	8.500%	12/1/22	390,000	404,138	(a)(b)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	750,000	788,587	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,310,000	1,375,500
Tenet Healthcare Corp., Senior Secured Bonds	4.375%	10/1/21	190,000	189,050
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	40,000	40,350
Total Health Care Providers & Services				12,017,204
Pharmaceuticals — 2.7%
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	290,000	252,663	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	290,000	216,688	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	560,000	515,002
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	60,000	61,062	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,040,000	973,284	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	270,000	250,763	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	9.250%	4/1/26	2,310,000	2,430,420	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	8.500%	1/31/27	410,000	418,456	(a)(j)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	1,040,000	1,093,300	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	5.500%	11/1/25	450,000	443,250	(a)
Total Pharmaceuticals				6,654,888
Total Health Care				20,838,822
Industrials — 8.2%
Aerospace & Defense — 0.2%
BWX Technologies Inc., Senior Notes	5.375%	7/15/26	460,000	465,750	(a)
Air Freight & Logistics — 1.0%
XPO CNW Inc., Senior Bonds	6.700%	5/1/34	710,000	733,075

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	21

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Air Freight & Logistics — continued
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	130,000	$133,608	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,630,000	1,672,298	(a)
Total Air Freight & Logistics				2,538,981
Airlines — 0.6%
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	133	145
U.S. Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	579,421	613,668
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	33,959	34,678
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	688,541	696,104
Total Airlines				1,344,595
Building Products — 0.8%
Jeld-Wen Inc., Senior Notes	4.625%	12/15/25	330,000	312,675	(a)
Jeld-Wen Inc., Senior Notes	4.875%	12/15/27	510,000	475,575	(a)
Standard Industries Inc., Senior Notes	5.375%	11/15/24	460,000	454,250	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	890,000	821,025	(a)
Total Building Products				2,063,525
Commercial Services & Supplies — 2.2%
ADT Corp., Senior Secured Notes	6.250%	10/15/21	20,000	20,700
ADT Corp., Senior Secured Notes	4.125%	6/15/23	620,000	568,850
Brink’s Co., Senior Notes	4.625%	10/15/27	600,000	541,500	(a)
CD&R Waterworks Merger Subordinated LLC, Senior Notes	6.125%	8/15/25	310,000	299,150	(a)
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	580,000	560,599
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	110,000	103,334	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	480,000	339,600
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.625%	3/1/24	506,000	498,258	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.875%	4/15/23	290,000	294,350	(a)
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	290,000	294,712
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	190,000	183,056
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	480,000	476,400
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	860,000	809,776
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	440,000	425,700	(a)
Total Commercial Services & Supplies				5,415,985
Construction Materials — 0.1%
New Enterprise Stone & Lime Co. Inc., Senior Secured Notes	6.250%	3/15/26	310,000	312,325	(a)
Machinery — 1.5%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	880,000	875,600	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	510,000	478,762	(a)

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2018 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — continued
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	800,000	$855,576	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	470,000	485,862	(a)
JB Poindexter & Co. Inc., Senior Bonds	7.125%	4/15/26	560,000	571,200	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	449,000	463,593
Total Machinery				3,730,593
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,250,000	1,010,938	(a)
Road & Rail — 0.2%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	550,000	521,125	(a)
Trading Companies & Distributors — 0.8%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	400,000	392,000	(a)
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	440,000	454,300	(a)
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	200,000	188,750	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	440,000	408,100	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	620,000	573,500	(a)
Total Trading Companies & Distributors				2,016,650
Transportation — 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% Cash or 10.750% PIK)	10.000%	4/1/20	521,480	232,059	(a)(b)
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	120,000	96,756	(a)
Total Transportation				328,815
Transportation Infrastructure — 0.3%
BBA U.S. Holdings Inc., Senior Notes	5.375%	5/1/26	640,000	643,200	(a)
Total Industrials				20,392,482
Information Technology — 2.4%
Communications Equipment — 0.2%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	430,000	403,125	(a)
Internet Software & Services — 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	350,000	366,188
Match Group Inc., Senior Notes	5.000%	12/15/27	390,000	371,533	(a)
Total Internet Software & Services				737,721
IT Services — 1.3%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	850,000	858,500	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	360,000	378,072	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,040,000	1,042,860	(a)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	442,000	445,315	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	23

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — continued
Vantiv LLC/Vanity Issuer Corp., Senior Notes	4.375%	11/15/25	605,000	$573,994	(a)
Total IT Services				3,298,741
Software — 0.3%
CDK Global Inc., Senior Notes	4.875%	6/1/27	250,000	236,875
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	580,000	584,350	(a)
Total Software				821,225
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	360,000	370,485	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	370,000	397,650	(a)
Total Technology Hardware, Storage & Peripherals				768,135
Total Information Technology				6,028,947
Materials — 8.2%
Chemicals — 0.9%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	570,000	565,725	(a)
Olin Corp., Senior Notes	5.000%	2/1/30	530,000	499,551
Valvoline Inc., Senior Notes	5.500%	7/15/24	680,000	686,800
Valvoline Inc., Senior Notes	4.375%	8/15/25	450,000	425,916
Total Chemicals				2,177,992
Containers & Packaging — 1.8%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	480,000	492,000	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,380,000	1,355,850	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	300,000	299,160	(a)
Berry Global Inc., Secured Notes	4.500%	2/15/26	460,000	431,250	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,285,000	1,419,925
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	480,000	472,200	(a)
Total Containers & Packaging				4,470,385
Metals & Mining — 5.1%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	410,000	435,707	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	780,000	844,350	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	1,310,000	1,349,300	(a)
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	410,000	441,775
ArcelorMittal SA, Senior Notes	7.000%	3/1/41	300,000	340,503
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	720,000	723,600	(a)
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	210,000	200,025	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	1,020,000	1,002,150	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	460,000	438,150	(a)

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2018 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	850,000	$823,438
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	60,000	64,650
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	310,000	298,766
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	80,000	78,000
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,050,000	1,860,375
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	660,000	684,750	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	900,000	949,500	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,132,733	12,743	*(a)(e)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	830,000	356,900	(a)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	520,000	527,800	(a)
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	300,000	297,390
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	340,000	345,205
Teck Resources Ltd., Senior Notes	5.200%	3/1/42	860,000	782,600
Total Metals & Mining				12,857,677
Paper & Forest Products — 0.4%
Mercer International Inc., Senior Notes	6.500%	2/1/24	710,000	731,300
Mercer International Inc., Senior Notes	5.500%	1/15/26	380,000	373,350	(a)
Total Paper & Forest Products				1,104,650
Total Materials				20,610,704
Real Estate — 2.8%
Equity Real Estate Investment Trusts (REITs) — 1.9%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	90,000	90,675
CoreCivic Inc., Senior Notes	5.000%	10/15/22	440,000	444,400
CoreCivic Inc., Senior Notes	4.625%	5/1/23	140,000	138,250
CoreCivic Inc., Senior Notes	4.750%	10/15/27	580,000	533,600
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	410,000	400,775
GEO Group Inc., Senior Notes	5.125%	4/1/23	1,120,000	1,107,064
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	550,000	507,375
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	300,000	316,500
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	250,000	243,750
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	470,000	443,003
Uniti Group Inc./CSL Capital LLC, Senior Notes	8.250%	10/15/23	590,000	578,023
Total Equity Real Estate Investment Trusts (REITs)				4,803,415

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	25

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — 0.9%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,000,000	$1,022,500	(a)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	690,000	651,188	(a)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	610,000	577,298	(a)
Total Real Estate Management & Development				2,250,986
Total Real Estate				7,054,401
Telecommunication Services — 6.5%
Diversified Telecommunication Services — 2.6%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	330,000	339,504
CenturyLink Inc., Senior Notes	5.625%	4/1/25	260,000	243,441
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,070,000	1,091,400	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	850,000	745,344
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	850,000	901,000	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	770,000	733,810
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,430,000	1,428,212	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	7.750%	10/15/20	1,220,000	1,062,925
Total Diversified Telecommunication Services				6,545,636
Wireless Telecommunication Services — 3.9%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	720,000	745,200	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	504,000	585,270	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,780,000	1,920,175
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	100,000	102,545	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	715,000	845,488
Sprint Corp., Senior Notes	7.250%	9/15/21	130,000	134,875
Sprint Corp., Senior Notes	7.875%	9/15/23	2,190,000	2,303,880
Sprint Corp., Senior Notes	7.625%	2/15/25	420,000	433,650
Sprint Corp., Senior Notes	7.625%	3/1/26	610,000	628,300
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	1,730,000	1,810,012
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	100,000	93,625
Total Wireless Telecommunication Services				9,603,020
Total Telecommunication Services				16,148,656
Utilities — 1.5%
Electric Utilities — 0.8%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	2,115,000	1,364,175
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	500,000	573,125
Total Electric Utilities				1,937,300

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2018 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	480,000	$454,800
Independent Power and Renewable Electricity Producers — 0.5%
AES Corp., Senior Notes	5.500%	4/15/25	755,000	766,325
Calpine Corp., Senior Notes	5.250%	6/1/26	610,000	578,737	(a)
NRG Energy Inc., Senior Notes	7.250%	5/15/26	30,000	32,325
Total Independent Power and Renewable Electricity Producers				1,377,387
Total Utilities				3,769,487
Total Corporate Bonds & Notes (Cost — $200,923,224)				196,921,608
Asset-Backed Securities — 3.7%
Ares CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	8.898%	10/15/29	700,000	715,428	(a)(g)
Avery Point CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	7.287%	8/5/27	750,000	751,401	(a)(g)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	6.059%	7/20/31	500,000	512,066	(a)(g)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.359%	4/20/29	400,000	407,687	(a)(g)
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	8.012%	7/20/28	500,000	506,026	(a)(g)
CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	4.576%	1/20/31	600,000	593,674	(a)(g)
Dryden Senior Loan Fund, 2015-40A E (3 mo. USD LIBOR + 5.950%)	8.293%	8/15/28	750,000	753,689	(a)(g)
GoldenTree Loan Opportunities Ltd., 2015-10A E2 (3 mo. USD LIBOR + 5.200%)	7.559%	7/20/27	500,000	501,082	(a)(g)
Jackson Mill CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 2.800%)	5.121%	4/15/27	600,000	600,000	(a)(g)
Jamestown CLO Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	9.098%	1/15/28	500,000	501,108	(a)(g)
MidOcean Credit CLO, 2017-7A D (3 mo. USD LIBOR + 3.880%)	6.228%	7/15/29	500,000	505,511	(a)(g)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	7.559%	10/20/27	250,000	251,070	(a)(g)
OZLM Ltd., 2017-19A C (3 mo. USD LIBOR + 3.100%)	4.688%	11/22/30	800,000	802,454	(a)(g)
Saranac CLO Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	5.571%	6/22/30	590,000	590,000	(a)(g)
Treman Park CLO Ltd., 2015-1A E (3 mo. USD LIBOR + 6.200%)	8.559%	4/20/27	500,000	501,164	(a)(g)
Venture CDO Ltd., 2014-17A DRR (3 mo. USD LIBOR + 2.820%)	5.168%	4/15/27	450,000	450,717	(a)(g)
Venture CDO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	8.088%	4/15/27	350,000	352,504	(a)(g)
Total Asset-Backed Securities (Cost — $9,037,044)				9,295,581
Collateralized Mortgage Obligations (k) — 0.4%
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.771%	8/15/48	700,000	463,234	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	800,000	471,506	(a)
Total Collateralized Mortgage Obligations (Cost — $1,034,615)				934,740

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	27

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 1.6%
Consumer Discretionary — 0.7%
Internet & Direct Marketing Retail — 0.1%
Liberty Interactive LLC, Senior Debentures	1.750%	9/30/46	230,000	$238,812	(a)
Media — 0.6%
DISH Network Corp., Senior Bonds	2.375%	3/15/24	410,000	344,750
DISH Network Corp., Senior Bonds	3.375%	8/15/26	110,000	97,825
Liberty Media Corp., Senior Debentures	2.125%	3/31/48	610,000	625,250	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	370,000	372,640	(a)
Total Media				1,440,465
Total Consumer Discretionary				1,679,277
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	150,000	119,970
Chesapeake Energy Corp., Senior Bonds	5.500%	9/15/26	280,000	271,619
Whiting Petroleum Corp., Senior Notes	1.250%	4/1/20	60,000	57,019
Total Energy				448,608
Health Care — 0.2%
Pharmaceuticals — 0.2%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	610,000	625,739	(a)
Information Technology — 0.5%
Communications Equipment — 0.0%
Finisar Corp., Senior Bonds	0.500%	12/15/36	50,000	45,353
Internet Software & Services — 0.3%
Akamai Technologies Inc., Senior Notes	0.125%	5/1/25	280,000	285,248	(a)
Twitter Inc., Senior Bonds	1.000%	9/15/21	370,000	349,423
Total Internet Software & Services				634,671
Technology Hardware, Storage & Peripherals — 0.2%
Pure Storage Inc., Senior Notes	0.125%	4/15/23	460,000	485,513	(a)
Total Information Technology				1,165,537
Utilities — 0.0%
Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy Inc., Senior Notes	2.750%	6/1/48	70,000	71,810	(a)
Total Convertible Bonds & Notes (Cost — $3,986,446)				3,990,971
Senior Loans — 2.4%
Consumer Discretionary — 0.7%
Specialty Retail — 0.5%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.920%	3/11/22	1,034,848	810,507	(g)(l)(m)

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2018 Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.170%	6/29/22	830,000	$610,050	(c)(g)(l)(m)
Total Specialty Retail				1,420,557
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	7.480%	10/28/20	570,800	420,965	(g)(l)(m)
Total Consumer Discretionary				1,841,522
Energy — 0.5%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	79,310	67,414	*(c)
Pacific Drilling SA, Term Loan B	—	6/3/18	146,931	58,405	*(n)
Total Energy Equipment & Services				125,819
Oil, Gas & Consumable Fuels — 0.4%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	9.468%	8/23/21	510,000	536,934	(g)(l)(m)
Permian Production Partners LLC, Term Loan (3 mo. LIBOR + 6.000%)	7.940%	5/18/24	520,000	517,400	(c)(g)(l)(m)
Total Oil, Gas & Consumable Fuels				1,054,334
Total Energy				1,180,153
Health Care — 0.7%
Health Care Equipment & Supplies — 0.4%
Immucor Inc., Extended Term Loan B (3 mo. LIBOR + 5.000%)	7.302%	6/15/21	379,909	387,507	(g)(l)(m)
Lantheus Medical Imaging Inc., 2017 First Lien Term Loan (1 mo. LIBOR + 3.750%)	5.730%	6/30/22	564,300	566,416	(c)(g)(l)(m)
Total Health Care Equipment & Supplies				953,923
Health Care Providers & Services — 0.3%
RadNet Inc., Reprice Term Loan (3 mo. LIBOR + 3.750%)	5.850-7.250%	6/30/23	826,494	837,341	(c)(g)(l)(m)
Total Health Care				1,791,264
Industrials — 0.2%
Building Products — 0.2%
Pisces Midco Inc., 2018 Term Loan (3 mo. LIBOR + 3.750%)	6.089%	4/12/25	570,000	572,312	(b)(g)(l)(m)
Materials — 0.2%
Metals & Mining — 0.2%
Murray Energy Corp., Term Loan B2 (3 mo. LIBOR + 7.250%)	9.552%	4/16/20	474,416	443,134	(g)(l)(m)
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	9.928%	2/7/23	352,170	361,855	(b)(g)(l)(m)
Total Senior Loans (Cost — $6,700,108)				6,190,240

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	29

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 1.3%
Argentina — 0.6%
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	680,000		$647,231	(o)
Republic of Argentina, Senior Bonds	5.625%	1/26/22	240,000		230,400
Republic of Argentina, Senior Bonds	7.500%	4/22/26	250,000		246,815
Republic of Argentina, Senior Notes	4.625%	1/11/23	160,000		145,620
Republic of Argentina, Senior Notes	6.875%	1/26/27	330,000		312,097
Total Argentina					1,582,163
Ecuador — 0.2%
Republic of Ecuador, Senior Notes	7.875%	1/23/28	440,000		388,850	(a)
Mexico — 0.5%
United Mexican States, Senior Bonds	6.500%	6/9/22	27,277,000	MXN	1,307,569
Total Sovereign Bonds (Cost — $4,371,171)					3,278,582

			Shares
Common Stocks — 3.2%
Consumer Discretionary — 0.9%
Hotels, Restaurants & Leisure — 0.7%
Bossier Casino Venture Holdco Inc.			81,754		1,832,107	*(c)(d)
Media — 0.2%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		429,087	*(c)(d)
Total Consumer Discretionary					2,261,194
Energy — 2.0%
Energy Equipment & Services — 1.0%
Hercules Offshore Inc. (Escrow)			54,577		15,391	*(c)(d)
KCAD Holdings I Ltd.			424,046,710		2,329,712	*(c)(d)
Total Energy Equipment & Services					2,345,103
Oil, Gas & Consumable Fuels — 1.0%
Berry Petroleum Co.			123,003		1,491,412	*
Blue Ridge Mountain Resources Inc.			130,264		1,074,678	*(c)(d)
MWO Holdings LLC			621		0	*(c)(d)(f)
Total Oil, Gas & Consumable Fuels					2,566,090
Total Energy					4,911,193
Industrials — 0.1%
Marine — 0.1%
Tricer HoldCo, S.C.A.			58,411		272,779	*(c)(d)
Road & Rail — 0.0%
Jack Cooper Enterprises Inc.			3,456		0	*(a)(c)(d)(f)
Total Industrials					272,779

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2018 Annual Report

Western Asset High Yield Fund

Security		Shares	Value
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC		24,398	$542,855	*(c)
Total Common Stocks (Cost — $12,981,648)			7,988,021

	Rate
Convertible Preferred Stocks — 0.9%
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	140,476	1,972,522	(b)
Berry Petroleum Co. (6.000% Cash or 6.000% PIK)	6.000%	2,104	29,544	(b)(i)
Sanchez Energy Corp.	6.500%	10,150	184,831
Total Convertible Preferred Stocks (Cost — $1,767,460)			2,186,897
Investments in Underlying Funds — 3.3%
SPDR Barclays Short Term High Yield Bond ETF (Cost — $8,232,000)		300,000	8,202,000
Preferred Stocks — 0.4%
Financials — 0.3%
Diversified Financial Services — 0.3%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.729%	26,950	723,877	(g)
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%	28,035,666	280,357	(b)(c)(d)
Total Preferred Stocks (Cost — $2,845,882)			1,004,234
Total Investments before Short-Term Investments (Cost — $251,879,598)			239,992,874
Short-Term Investments — 2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $6,257,981)	1.683%	6,257,981	6,257,981
Total Investments — 98.4% (Cost — $258,137,579)			246,250,855
Other Assets in Excess of Liabilities — 1.6%			4,023,838
Total Net Assets — 100.0%			$250,274,693

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued using significant unobservable inputs (See Note 1).

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	The maturity principal is currently in default as of May 31, 2018.

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	31

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Fund

(f)	Value is less than $1.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Restricted security (See Note 9).

(j)	Securities traded on a when-issued or delayed delivery basis.

(k)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	The coupon payment on these securities is currently in default as of May 31, 2018.

(o)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

Abbreviations used in this schedule:
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
ETF	— Exchange-Traded Fund
EUR	— Euro
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PIK	— Payment-in-Kind
USD	— United States Dollar

At May 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	205	9/18	$23,221,524	$23,347,578	$126,054

Contracts to Sell:
U.S. Treasury 10-Year Notes	2	9/18	239,059	240,875	(1,816)
U.S. Treasury Long-Term Bonds	14	9/18	2,010,850	2,031,750	(20,900)
					(22,716)
Net unrealized appreciation on open futures contracts					$103,338

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2018 Annual Report

Western Asset High Yield Fund

At May 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	720,659	EUR	580,000	Barclays Bank PLC	7/19/18	$40,241

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

At May 31, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2018[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
JPMorgan Chase & Co. (Toll Brothers Finance Corp., 4.375%, due 4/15/23)	$900,000	12/20/22	1.36%	1.000% quarterly	$14,687	$(7,810)	$22,497

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.IG.29 Index	$900,000	12/20/27	1.000% quarterly	$(4,670)	$1,586	$(6,256)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.30 Index	$4,310,000	6/20/23	5.000% quarterly	$(267,979)	$(252,714)	$(15,265)

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Bank PLC	$409,196	2/8/19	BCSUOGS2 basket*	3-Month LIBOR minus 0.900% quarterly	—	$22,102	[6,7]

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	33

Schedule of investments (cont’d)

May 31, 2018

Western Asset High Yield Fund

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[6]	Swap contract is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

[7]	Swap contract is valued using significant unobservable inputs (See Note 1).

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Custom equity basket is comprised of four common stocks in the Energy sector.

See Notes to Financial Statements.

34	Western Asset High Yield Fund 2018 Annual Report

Statement of assets and liabilities

May 31, 2018

Assets:
Investments, at value (Cost — $258,137,579)	$246,250,855
Foreign currency, at value (Cost — $303,171)	282,816
Cash	1,588,747
Interest receivable	3,453,947
Receivable for securities sold	301,581
Deposits with brokers for centrally cleared swap contracts	122,548
Deposits with brokers for open futures contracts	95,293
Receivable for Fund shares sold	52,470
Unrealized appreciation on forward foreign currency contracts	40,241
OTC swaps, at value (premiums received — $7,810)	36,789
Receivable from broker — variation margin on centrally cleared swaps	2,989
Prepaid expenses	106,978
Total Assets	252,335,254

Liabilities:
Payable for securities purchased	1,752,705
Investment management fee payable	110,734
Payable for Fund shares repurchased	75,273
Distributions payable	32,353
Service and/or distribution fees payable	10,180
Payable to broker — variation margin on open futures contracts	4,516
Payable for open OTC swap contracts	1,825
Directors’ fees payable	643
Accrued expenses	72,332
Total Liabilities	2,060,561
Total Net Assets	$250,274,693

Net Assets:
Par value (Note 7)	$31,432
Paid-in capital in excess of par value	299,274,131
Overdistributed net investment income	(127,757)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(37,159,956)
Net unrealized depreciation on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currencies	(11,743,157)
Total Net Assets	$250,274,693

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	35

Statement of assets and liabilities (cont’d)

May 31, 2018

Net Assets:
Class A	$4,728,139
Class A2	$31,070,450
Class C	$2,778,965
Class R	$222,571
Class I	$106,298,421
Class IS	$105,176,147

Shares Outstanding:
Class A	594,270
Class A2	3,897,261
Class C	352,204
Class R	28,140
Class I	13,456,811
Class IS	13,102,943

Net Asset Value:
Class A (and redemption price)	$7.96
Class A2 (and redemption price)	$7.97
Class C*	$7.89
Class R (and redemption price)	$7.91
Class I (and redemption price)	$7.90
Class IS (and redemption price)	$8.03
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.31
Class A2 (based on maximum initial sales charge of 4.25%)	$8.32

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

36	Western Asset High Yield Fund 2018 Annual Report

Statement of operations

For the Year Ended May 31, 2018

Investment Income:
Interest from unaffiliated investments	$15,238,036
Interest from affiliated investments	40,495
Dividends	283,004
Total Investment Income	15,561,535

Expenses:
Investment management fee (Note 2)	1,332,379
Service and/or distribution fees (Notes 2 and 5)	124,160
Registration fees	115,677
Transfer agent fees (Note 5)	82,590
Audit and tax fees	61,141
Fund accounting fees	40,993
Shareholder reports	35,651
Interest expense	12,644
Legal fees	8,779
Directors’ fees	5,796
Custody fees	5,383
Insurance	4,547
Commitment fees (Note 8)	2,038
Fees recaptured by investment manager (Note 2)	38
Miscellaneous expenses	9,593
Total Expenses	1,841,409
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(44,341)
Net Expenses	1,797,068
Net Investment Income	13,764,467

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated investments	643,489
Futures contracts	(739,852)
Written options	40,443
Swap contracts	(22,156)
Forward foreign currency contracts	(33,059)
Foreign currency transactions	(2,012)
Net Realized Loss	(113,147)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated investments	(5,207,566)
Futures contracts	33,722
Swap contracts	(110,683)
Forward foreign currency contracts	40,241
Foreign currencies	(24,687)
Change in Net Unrealized Appreciation (Depreciation)	(5,268,973)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(5,382,120)
Increase in Net Assets From Operations	$8,382,347

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	37

Statements of changes in net assets

For the Years Ended May 31,	2018	2017

Operations:
Net investment income	$13,764,467	$17,642,386
Net realized loss	(113,147)	(1,895,183)
Change in net unrealized appreciation (depreciation)	(5,268,973)	20,358,485
Increase in Net Assets From Operations	8,382,347	36,105,688

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(13,549,732)	(15,989,470)
Return of capital	—	(685,247)
Decrease in Net Assets From Distributions to Shareholders	(13,549,732)	(16,674,717)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	60,613,877	140,354,973
Reinvestment of distributions	13,103,994	16,360,121
Cost of shares repurchased	(73,615,622)	(222,856,875)
Increase (Decrease) in Net Assets From Fund Share Transactions	102,249	(66,141,781)
Decrease in Net Assets	(5,065,136)	(46,710,810)

Net Assets:
Beginning of year	255,339,829	302,050,639
End of year*	$250,274,693	$255,339,829
*Includes overdistributed net investment income of:	$(127,757)	$(247,826)

See Notes to Financial Statements.

38	Western Asset High Yield Fund 2018 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$8.13	$7.60	$8.60	$9.19	$9.04	$8.86

Income (loss) from operations:
Net investment income	0.44	0.47	0.50	0.52	0.23	0.55
Net realized and unrealized gain (loss)	(0.18)	0.50	(1.00)	(0.58)	0.14	0.17
Total income (loss) from operations	0.26	0.97	(0.50)	(0.06)	0.37	0.72

Less distributions from:
Net investment income	(0.43)	(0.42)	(0.50)	(0.53)	(0.22)	(0.54)
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.43)	(0.44)	(0.50)	(0.53)	(0.22)	(0.54)

Net asset value, end of year	$7.96	$8.13	$7.60	$8.60	$9.19	$9.04
Total return[4]	3.27%	13.07%	(5.63)%	(0.62)%[5]	4.25%	8.26%

Net assets, end of year (000s)	$4,728	$6,137	$10,896	$6,453	$9,579	$10,391

Ratios to average net assets:
Gross expenses	1.00%	0.99%	0.96%	0.96%[6]	1.05%[6,7]	1.10%[6]
Net expenses[8]	0.99 [9]	0.99 [9]	0.96	0.96 [6]	1.05 [6,7]	0.98 [6,9]
Net investment income	5.43	5.96	6.58	5.96	5.96 [7]	6.09

Portfolio turnover rate	68%	74%	71%	82%	33%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.74% for the year ended May 31, 2015.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	39

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2018	2017	2016	2015[2]

Net asset value, beginning of year	$8.14	$7.62	$8.63	$9.06

Income (loss) from operations:
Net investment income	0.44	0.47	0.51	0.43
Net realized and unrealized gain (loss)	(0.18)	0.50	(1.01)	(0.43)
Total income (loss) from operations	0.26	0.97	(0.50)	0.00	[3]

Less distributions from:
Net investment income	(0.43)	(0.43)	(0.51)	(0.43)
Return of capital	—	(0.02)	—	—
Total distributions	(0.43)	(0.45)	(0.51)	(0.43)

Net asset value, end of year	$7.97	$8.14	$7.62	$8.63
Total return[4]	3.30%	12.97%	(5.70)%	0.06%[5]

Net assets, end of year (000s)	$31,070	$27,875	$14,974	$8,777

Ratios to average net assets:
Gross expenses	0.98%	0.96%	0.98%	0.92%[6]
Net expenses[7]	0.96 [8]	0.96	0.98	0.92	[6]
Net investment income	5.47	5.90	6.62	6.09	[6]

Portfolio turnover rate	68%	74%	71%	82%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2014 (inception date) to May 31, 2015.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.05% for the period ended May 31, 2015.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended May 31, 2015.

See Notes to Financial Statements.

40	Western Asset High Yield Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$8.06	$7.54	$8.53	$9.10	$8.95	$8.85

Income (loss) from operations:
Net investment income	0.38	0.41	0.44	0.45	0.19	0.47
Net realized and unrealized gain (loss)	(0.18)	0.49	(0.99)	(0.57)	0.15	0.10
Total income (loss) from operations	0.20	0.90	(0.55)	(0.12)	0.34	0.57

Less distributions from:
Net investment income	(0.37)	(0.36)	(0.44)	(0.45)	(0.19)	(0.47)
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.37)	(0.38)	(0.44)	(0.45)	(0.19)	(0.47)

Net asset value, end of year	$7.89	$8.06	$7.54	$8.53	$9.10	$8.95
Total return[4]	2.48%	12.18%	(6.32)%	(1.25)%[5]	3.83%	6.59%

Net assets, end of year (000s)	$2,779	$3,791	$2,828	$2,667	$1,724	$1,053

Ratios to average net assets:
Gross expenses	1.75%	1.72%	1.76%[6]	1.81%[6]	1.87%[6,7]	1.88%[6]
Net expenses[8]	1.74 [9]	1.72	1.76 [6]	1.77 [6,9]	1.80 [6,7,9]	1.80 [6,9]
Net investment income	4.70	5.17	5.78	5.17	5.22 [7]	5.27

Portfolio turnover rate	68%	74%	71%	82%	33%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -1.25% for the year ended May 31, 2015.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	41

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$8.08	$7.55	$8.54	$9.12	$8.96	$8.87

Income (loss) from operations:
Net investment income	0.41	0.45	0.48	0.49	0.21	0.51
Net realized and unrealized gain (loss)	(0.18)	0.50	(0.99)	(0.58)	0.16	0.10
Total income (loss) from operations	0.23	0.95	(0.51)	(0.09)	0.37	0.61

Less distributions from:
Net investment income	(0.40)	(0.40)	(0.48)	(0.49)	(0.21)	(0.52)
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.40)	(0.42)	(0.48)	(0.49)	(0.21)	(0.52)

Net asset value, end of year	$7.91	$8.08	$7.55	$8.54	$9.12	$8.96
Total return[4]	2.95%	12.80%	(6.01)%	(0.77)%[5]	4.16%	7.03%

Net assets, end of year (000s)	$223	$187	$273	$372	$372	$79

Ratios to average net assets:
Gross expenses[6]	1.50%	1.83%	1.53%	1.55%	1.37%[7]	1.51%
Net expenses[6,8,9]	1.30	1.30	1.30	1.30	1.30 [7]	1.26
Net investment income	5.14	5.65	6.28	5.62	5.68 [7]	5.78

Portfolio turnover rate	68%	74%	71%	82%	33%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.89% for the year ended May 31, 2015.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

42	Western Asset High Yield Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$8.07	$7.55	$8.54	$9.12	$8.96	$8.87

Income (loss) from operations:
Net investment income	0.46	0.50	0.52	0.55	0.24	0.58
Net realized and unrealized gain (loss)	(0.18)	0.49	(0.99)	(0.58)	0.15	0.08
Total income (loss) from operations	0.28	0.99	(0.47)	(0.03)	0.39	0.66

Less distributions from:
Net investment income	(0.45)	(0.45)	(0.52)	(0.55)	(0.23)	(0.57)
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.45)	(0.47)	(0.52)	(0.55)	(0.23)	(0.57)

Net asset value, end of year	$7.90	$8.07	$7.55	$8.54	$9.12	$8.96
Total return[4]	3.53%	13.33%	(5.35)%	(0.28)%[5]	4.42%	7.64%

Net assets, end of year (000s)	$106,298	$102,389	$105,119	$221,201	$407,122	$409,166

Ratios to average net assets:
Gross expenses	0.74%	0.70%	0.72%	0.68%	0.69%[6]	0.70%
Net expenses	0.72 [7]	0.70	0.72	0.68	0.69 [6]	0.70
Net investment income	5.70	6.26	6.83	6.20	6.33 [6]	6.46

Portfolio turnover rate	68%	74%	71%	82%	33%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.40% for the year ended May 31, 2015.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Annual Report	43

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2018	2017	2016	2015	2014[2]	2013[3]

Net asset value, beginning of year	$8.20	$7.67	$8.68	$9.27	$9.11	$9.01

Income (loss) from operations:
Net investment income	0.47	0.51	0.54	0.55	0.24	0.60
Net realized and unrealized gain (loss)	(0.18)	0.50	(1.01)	(0.58)	0.16	0.09
Total income (loss) from operations	0.29	1.01	(0.47)	(0.03)	0.40	0.69

Less distributions from:
Net investment income	(0.46)	(0.46)	(0.54)	(0.56)	(0.24)	(0.59)
Return of capital	—	(0.02)	—	—	—	—
Total distributions	(0.46)	(0.48)	(0.54)	(0.56)	(0.24)	(0.59)

Net asset value, end of year	$8.03	$8.20	$7.67	$8.68	$9.27	$9.11
Total return[4]	3.65%	13.41%	(5.32)%	(0.23)%[5]	4.42%	7.82%

Net assets, end of year (000s)	$105,176	$114,960	$167,961	$155,451	$159,217	$141,592

Ratios to average net assets:
Gross expenses	0.68%	0.65%	0.64%	0.63%[6]	0.62%[7]	0.63%[6]
Net expenses[8]	0.66 [9]	0.65	0.64	0.63 [6]	0.61 [7,9]	0.63 [6]
Net investment income	5.77	6.32	6.89	6.29	6.41 [7]	6.57

Portfolio turnover rate	68%	74%	71%	82%	33%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.23% for the year ended May 31, 2015.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Western Asset High Yield Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset High Yield Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

46	Western Asset High Yield Fund 2018 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$44,172,592	$1,301,157		$45,473,749
Energy	—	34,199,607	0	*	34,199,607
Health care	—	20,147,032	691,790		20,838,822
Other corporate bonds & notes	—	96,409,430	—		96,409,430
Asset-backed securities	—	9,295,581	—		9,295,581
Collateralized mortgage obligations	—	934,740	—		934,740
Convertible bonds & notes	—	3,990,971	—		3,990,971
Senior loans:
Consumer discretionary	—	1,231,472	610,050		1,841,522
Energy	—	595,339	584,814		1,180,153
Health care	—	387,507	1,403,757		1,791,264
Other senior loans	—	1,377,301	—		1,377,301
Sovereign bonds	—	3,278,582	—		3,278,582
Common stocks:
Consumer discretionary	—	—	2,261,194		2,261,194
Energy	—	1,491,412	3,419,781		4,911,193
Industrials	—	—	272,779		272,779
Utilities	—	—	542,855		542,855
Convertible preferred stocks	—	2,186,897	—		2,186,897
Investments in underlying funds	$8,202,000	—	—		8,202,000
Preferred stocks:
Financials	723,877	—	—		723,877
Industrials	—	—	280,357		280,357
Total long-term investments	8,925,877	219,698,463	11,368,534		239,992,874
Short-term investments†	6,257,981	—	—		6,257,981
Total investments	$15,183,858	$219,698,463	$11,368,534		$246,250,855
Other financial instruments:
Futures contracts	126,054	—	—		126,054
Forward foreign currency contracts	—	40,241	—		40,241
OTC credit default swaps on corporate issues — buy protection‡	—	14,687	—		14,687
OTC total return swaps	—	—	22,102		22,102
Total other financial instruments	$126,054	$54,928	$22,102		$203,084
Total	$15,309,912	$219,753,391	$11,390,636		$246,453,939

Western Asset High Yield Fund 2018 Annual Report	47

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$22,716	—	—	$22,716
Centrally cleared credit default swaps on credit indices — buy protection	—	$15,265	—	15,265
Centrally cleared credit default swaps on credit indices — sell protection	—	6,256	—	6,256
Total	$22,716	$21,521	—	$44,237

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Materials
Balance as of May 31, 2017	$1,441,473	$0	*	—	$0	*
Accrued premiums/discounts	28,257	—		$1,011	—
Realized gain (loss)[1]	—	—		—	(300)
Change in unrealized appreciation (depreciation)[2]	(28,258)	—		35,399	300
Purchases	180,360	—		655,380	—
Sales	(320,675)	—		—	(0)	*
Transfers into Level 3[3]	—	—		—	—
Transfers out of Level 3[4]	—	—		—	—
Balance as of May 31, 2018	$1,301,157	$0	*	$691,790	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018[2]	$(28,258)	—		$35,399	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care
Balance as of May 31, 2017	$907,144	$236,113	$1,391,693
Accrued premiums/discounts	10,914	874	788
Realized gain (loss)[1]	(12,253)	3,580	8,140
Change in unrealized appreciation (depreciation)[2]	166,609	5,731	(2,915)
Purchases	—	514,608	1,423,741
Sales	(41,399)	(243,506)	(1,417,690)
Transfers into Level 3[3]	—	67,414	—
Transfers out of Level 3[4]	(420,965)	—	—
Balance as of May 31, 2018	$610,050	$584,814	$1,403,757
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018[2]	$28,522	$7,789	$15,925

48	Western Asset High Yield Fund 2018 Annual Report

	Common Stocks
Investments in securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials		Utilities
Balance as of May 31, 2017	$700,989	$3,681,633	$168,300	$172,897	$0	*	—
Accrued premiums/discounts	—	—	—	—	—		—
Realized gain (loss)[1]	—	—	53,317	—	(251,383)		—
Change in unrealized appreciation (depreciation)[2]	1,560,205	154,881	(52,924)	99,882	251,383		$6,195
Purchases	—	—	—	—	—		536,660
Sales	—	—	(168,693)	—	(0)	*	—
Transfers into Level 3[3]	—	1,074,678	—	—	—		—
Transfers out of Level 3[4]	—	(1,491,411)	—	—	—		—
Balance as of May 31, 2018	$2,261,194	$3,419,781	—	$272,779	—		$542,855
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018[2]	$1,560,205	$(106,500)	—	$99,882	—		$6,195

	Convertible Preferred Stocks	Preferred Stocks
Investments in Securities (cont’d)	Energy	Industrials	OTC Total Return Swaps	Total
Balance as of May 31, 2017	$1,729,844	$259,606	—	$10,689,692
Accrued premiums/discounts	—	—	—	41,844
Realized gain (loss)[1]	—	—	$19,851	(179,048)
Change in unrealized appreciation (depreciation)[2]	196,197	—	22,102	2,414,787
Purchases	76,025	20,751	0	3,407,525
Sales	—	—	(19,851)	(2,211,814)
Transfers into Level 3[3]	—	—	—	1,142,092
Transfers out of Level 3[4]	(2,002,066)	—	—	(3,914,442)
Balance as of May 31, 2018	—	$280,357	$22,102	$11,390,636
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2018[2]	—	—	$22,102	$1,641,261

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in unaffiliated securities and swap contracts in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived

Western Asset High Yield Fund 2018 Annual Report	49

Notes to financial statements (cont’d)

utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 5/31/18 (000’s)	Valuation Technique(s)	Unobservable lnput(s)	Range/Weighted Average		Impact to Valuation from an Increase in Input*
Corporate Bonds & Notes	$1,301	Market Approach	Average EV/EBITDA Multiple	10.62	x	Increase
			EV/Revenue vs EBITDA Margin Multiple	2.42	x	Increase
			EV/Tangible Assets vs EBITDA/Tangible Assets Multiple	2.41	x	Increase
			Liquidity Discount	8.47%		Decrease
Common Stock	$1,832	Market Approach	EV/EBITDA Multiple	9.24	x	Increase

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is

50	Western Asset High Yield Fund 2018 Annual Report

not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is

Western Asset High Yield Fund 2018 Annual Report	51

Notes to financial statements (cont’d)

marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

52	Western Asset High Yield Fund 2018 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2018, the total notional value of all credit default swaps to sell protection was $900,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Western Asset High Yield Fund 2018 Annual Report	53

Notes to financial statements (cont’d)

For average notional amounts of swaps held during the year ended May 31, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the

54	Western Asset High Yield Fund 2018 Annual Report

Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and

Western Asset High Yield Fund 2018 Annual Report	55

Notes to financial statements (cont’d)

emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While

56	Western Asset High Yield Fund 2018 Annual Report

offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset High Yield Fund 2018 Annual Report	57

Notes to financial statements (cont’d)

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(94,666)	$94,666

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of partnership investments, book/tax differences in the treatment of distributions from certain investments and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) and Western Asset Management Company Limited (“Western

58	Western Asset High Yield Fund 2018 Annual Report

Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset Limited monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class R and Class IS shares did not exceed 1.05%, 1.25%, 1.80%, 1.30% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Directors’ consent.

During the year ended May 31, 2018, fees waived and/or expenses reimbursed amounted to $44,341.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R	Class I	Class IS
Expires May 31, 2019	—	—	—	$444	—	—
Expires May 31, 2020	$763	$4,875	$594	370	$15,191	$22,506
Total fee waivers/expense reimbursements subject to recapture	$763	$4,875	$594	$814	$15,191	$22,506

For the year ended May 31, 2018, LMPFA recaptured $38 for Class R shares.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2

Western Asset High Yield Fund 2018 Annual Report	59

Notes to financial statements (cont’d)

shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2018, LMIS and its affiliates retained sales charges of $1,957 and $14,962 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended May 31, 2018, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2
CDSCs	—	$13

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$163,781,222
Sales	161,422,548

At May 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Securities	$258,502,782	$7,294,186	$(19,546,113)	$(12,251,927)
Forward foreign currency contracts	—	40,241	—	40,241
Futures contracts	—	126,054	(22,716)	103,338
Swap contracts	(258,938)	44,599	(21,521)	23,078

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts[2]	$126,054	—	—	—	$126,054
OTC swap contracts[3]	—	—	$14,687	$22,102	36,789
Forward foreign currency contracts	—	$40,241	—	—	40,241
Total	$126,054	$40,241	$14,687	$22,102	$203,084

60	Western Asset High Yield Fund 2018 Annual Report

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[2]	$22,716	—	$22,716
Centrally cleared swap contracts[4]	—	$21,521	21,521
Total	$22,716	$21,521	$44,237

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	—	$40,443	—	$40,443
Futures contracts	$(739,852)	—	—	—	(739,852)
Swap contracts	—	—	(123,389)	$101,233	(22,156)
Forward foreign currency contracts	—	$(33,059)	—	—	(33,059)
Total	$(739,852)	$(33,059)	$(82,946)	$101,233	$(754,624)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$33,722	—	—	—	$33,722
Swap contracts	—	—	$976	$(111,659)	(110,683)
Forward foreign currency contracts	—	$40,241	—	—	40,241
Total	$33,722	$40,241	$976	$(111,659)	$(36,720)

Western Asset High Yield Fund 2018 Annual Report	61

Notes to financial statements (cont’d)

During the year ended May 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$2,947
Futures contracts (to buy)	25,337,588
Futures contracts (to sell)	2,027,543
Forward foreign currency contracts (to sell)	589,915

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,893,077
Credit default swap contracts (to sell protection)	415,385
Total return swap contracts	336,451

†	At May 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$62,343	—	$62,343	—	$62,343
JP Morgan Chase & Co.	14,687	—	14,687	—	14,687
Total	$77,030	—	$77,030	—	$77,030

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$11,840		$3,765
Class A2	75,880		16,546
Class C	35,373		2,758
Class R	1,067	[1]	649
Class I	—		57,760
Class IS	—		1,112
Total	$124,160		$82,590

[1]	Amount shown is exclusive of expense reimbursements. For the year ended May 31, 2018, the service and/or distribution fees reimbursed amounted to $42 for Class R shares.

62	Western Asset High Yield Fund 2018 Annual Report

For the year ended May 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$763
Class A2	4,875
Class C	594
Class R	412
Class I	15,191
Class IS	22,506
Total	$44,341

6. Distributions to shareholders by class

	Year Ended May 31, 2018	Year Ended May 31, 2017
Net Investment Income:
Class A	$252,322	$357,550
Class A2	1,629,996	1,087,628
Class C	162,487	161,906
Class R	10,759	15,451
Class I	5,283,007	5,685,314
Class IS	6,211,161	8,681,621
Total	$13,549,732	$15,989,470

Return of Capital:
Class A	—	$12,264
Class A2	—	61,077
Class C	—	8,255
Class R	—	611
Class I	—	242,811
Class IS	—	360,229
Total	—	$685,247

7. Capital shares

At May 31, 2018, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	739,801	$5,963,004	2,210,236	$17,527,178
Shares issued on reinvestment	27,652	223,590	41,288	328,982
Shares repurchased	(928,418)	(7,502,719)	(2,930,292)	(22,989,727)
Net decrease	(160,965)	$(1,316,125)	(678,768)	$(5,133,567)

Western Asset High Yield Fund 2018 Annual Report	63

Notes to financial statements (cont’d)

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class A2
Shares sold	780,734	$6,333,579	1,492,279	$11,995,279
Shares issued on reinvestment	201,409	1,629,991	143,189	1,148,705
Shares repurchased	(507,543)	(4,100,955)	(178,881)	(1,432,496)
Net increase	474,600	$3,862,615	1,456,587	$11,711,488

Class C
Shares sold	37,063	$298,015	225,798	$1,778,581
Shares issued on reinvestment	17,189	137,813	16,958	134,577
Shares repurchased	(172,461)	(1,371,578)	(147,569)	(1,176,066)
Net increase (decrease)	(118,209)	$(935,750)	95,187	$737,092

Class R
Shares sold	11,126	$89,581	12,445	$98,502
Shares issued on reinvestment	648	5,200	1,264	10,012
Shares repurchased	(6,784)	(54,221)	(26,714)	(213,256)
Net increase (decrease)	4,990	$40,560	(13,005)	$(104,742)

Class I
Shares sold	5,042,208	$40,261,614	8,379,170	$66,506,537
Shares issued on reinvestment	614,442	4,929,226	720,421	5,710,692
Shares repurchased	(4,887,210)	(39,292,047)	(10,340,102)	(81,849,403)
Net increase (decrease)	769,440	$5,898,793	(1,240,511)	$(9,632,174)

Class IS
Shares sold	939,269	$7,668,084	5,237,767	$42,448,896
Shares issued on reinvestment	757,805	6,178,174	1,121,185	9,027,153
Shares repurchased	(2,612,825)	(21,294,102)	(14,241,590)	(115,195,927)
Net decrease	(915,751)	$(7,447,844)	(7,882,638)	$(63,719,878)

8. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended May 31, 2018, the Fund incurred a commitment fee in the amount of $2,038. The Fund did not utilize the Redemption Facility during the year ended May 31, 2018.

64	Western Asset High Yield Fund 2018 Annual Report

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 5/31/2018	Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	2,104	2/17	$21,202	$29,544	$14.04	0.01%
BioScrip Inc., First Lien Notes 8.224%, due 6/30/22	$662,000	6/17	656,391	691,790	104.50	0.28
Total			$677,593	$721,334

10. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended May 31, 2018. The following transactions were effected in shares of such companies for the year ended May 31, 2018.

	Affiliate Value at May 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$83,440,495	83,440,495	$83,440,495	83,440,495	—	$40,495	—	—

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$13,549,732	$15,989,470
Tax return of capital	—	685,247
Total distributions paid	$13,549,732	$16,674,717

Western Asset High Yield Fund 2018 Annual Report	65

Notes to financial statements (cont’d)

As of May 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$127,801
Deferred capital losses*	(36,691,415)
Other book/tax temporary differences(a)	(358,896)
Unrealized appreciation (depreciation)(b)	(12,108,360)
Total accumulated earnings (losses) — net	$(49,030,870)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

(a)

Other book/tax temporary differences are attributable to book/tax differences in the accrual of interest income on securities in default, unrealized gains (losses) on certain futures, forwards and swap contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

12. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

66	Western Asset High Yield Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Yield Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statement of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, MD

July 17, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset High Yield Fund 2018 Annual Report	67

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Yield Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

68	Western Asset High Yield Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (since 2012); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012) ; formerly, Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Berkshire Hathaway, Inc. formerly, Graham Holdings Company (formerly, The Washington Post Company) (2001 to 2017)

Western Asset High Yield Fund	69

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

70	Western Asset High Yield Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset High Yield Fund	71

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

72	Western Asset High Yield Fund

Western Asset

High Yield Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Prior to May 2, 2018, known as Western Asset Management Company.
**	Effective June 11, 2018, BNY became custodian.

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013141 7/18 SR18-3390

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2017 and May 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $138,859 in May 31, 2017 and in $254,060 in May 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2017 and $0 in May 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $18,400 in May 31, 2017 and $18,952 in May 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,185 in May 31, 2017 and $0 in May 31, 2018, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2017 and May 31, 2018; Tax Fees were 100% and 100% for May 31, 2017 and May 31, 2018; and Other Fees were 100% and 100% for May 31, 2017 and May 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $124,646 in May 31, 2017 and $562,403 in May 31, 2018.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Anita L. DeFrantz
Ronald L. Olson
Avedick B. Poladian
William E. B. Siart
Jaynie M. Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 24, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 24, 2018